Baker Tilly Advisory Group, LP
3655 Nobel Dr, Suite 300
San Diego, CA 92122
United States of America

T: +1 (858) 597 4100
F: +1 (858) 597 4111

bakertilly.com

July 15, 2024

Securities and Exchange Commission
100 F Street, N
E Washington, DC 20549

Dear Ladies and Gentlemen:

We are the former independent registered public accounting firm for Qualigen Therapeutics, Inc. (the "Company"). We have read the Company's disclosure set forth in Item 4.01 "Change in Registrant's Certifying Accountant" of the Company's Current Report on Form 8-K dated July 15, 2024 (the "Current Report") and are in agreement with the disclosure in the Current Report, insofar as it pertains to our firm.

Sincerely,

Baker Tilly US, LLP

Baker Tilly US, LLP

San Diego, California
July 15, 2024